SCUDDER
INVESTMENTS(SM)
[LOGO]

-------------------
EQUITY/GLOBAL
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Scudder Emerging
Markets Growth Fund

Fund #079

Annual Report
October 31, 1999

The fund seeks long-term growth of capital.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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             4    Letter from the Fund's President

             6    Performance Update

             8    Portfolio Summary

            10    Portfolio Management Discussion

            15    Glossary of Investment Terms

            17    Investment Portfolio

            26    Financial Statements

            29    Financial Highlights

            30    Notes to Financial Statements

            36    Report of Independent Accountants

            37    Tax Information

            38    Officers and Directors

            39    Investment Products and Services

            41    Scudder Solutions


2 SCUDDER EMERGING MARKETS GROWTH FUND

Scudder Emerging Markets Growth Fund
--------------------------------------------------------------------------------
ticker symbol SEMGX                                              fund number 079
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Date of Inception: 5/8/96

                  o Over the past year, liquidity-driven gains in the emerging markets have favored the large companies that tend to be heavily represented in the indices. However, higher interest rates in the United States have started to have a negative impact on markets that are highly dependent on external liquidity and least supported by fundamentals.

                  o We continue to believe that fundamentally sound, undervalued markets will be able to weather a reduction in excess liquidity, and will outperform over the long term.

Total Net Assets as of 10/31/99:
$103 million

                  o We continue to hold an optimistic view on the prospects for Eastern European stocks, which stand to benefit from the economic recovery in Western Europe. We are also encouraged by the fact that firmer oil prices have begun to buoy the fund's holdings in the Middle East.


                                          SCUDDER EMERGING MARKETS GROWTH FUND 3

Letter from the Fund's President
--------------------------------------------------------------------------------

[PHOTO]

Nicholas Bratt,
President,
Scudder Emerging
Markets Growth Fund

Dear Shareholders,

Investing in foreign markets has long been considered a way to achieve meaningful portfolio diversification. While this notion was called into question when the global markets plummeted in unison during the crisis last fall, the events of 1999 have shown that investors who place a portion of their assets overseas may be able to take advantage of important developments occurring outside of the United States. Most recently, emerging markets equities have surged on the strength of improved liquidity conditions and a better outlook for global growth.

Lead portfolio manager Joyce Cornell and her team of analysts seek to take advantage of overseas opportunities by investing in growing companies that are based in countries with sound economies and stable political leadership. In addition, they focus on those companies with strong management teams and the ability to generate reliable cash flows. While this approach has led to underperformance in a period when market participants have focused on the largest, most liquid companies in the indices regardless of their fundamentals, we remain confident that the fund's approach will lead to outperformance over time. Fundamentals will likely be the key driver of performance in emerging markets over the long term, even though liquidity factors and developments in the world's major markets may have a short-term impact on market levels. As a result, we encourage


4 SCUDDER EMERGING MARKETS GROWTH FUND
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investors to look past short-term fluctuations and instead concentrate on the advantages that a long-term investment in some of the world's fastest-growing economies has to offer. For more information on recent market conditions and the fund's investment strategy, please turn to the Portfolio Management Discussion that begins on page 10.

Finally, it should be noted that Daniel Pierce retired in June of this year as President of Scudder Emerging Markets Growth Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the Emerging Markets Growth Fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Emerging Markets Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,


/s/ Nicholas Bratt

Nicholas Bratt
President,
Scudder Emerging Markets Growth Fund


                                          SCUDDER EMERGING MARKETS GROWTH FUND 5

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE:

LINE CHART DATA:

          Scudder Emerging                  IFC Emerging
           Markets Growth                Markets Investable
               Fund                           Index*

5/96**        10000                           10000
10/96         10559                            9676
4/97          12727                           10621
10/97         11986                            8711
4/98          12252                            9013
10/98          8565                            6182
4/99           9398                            8236
10/99          9754                            8833


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                                Total Return
                                           Growth of                     Average
Period ended 10/31/1999                     $10,000       Cumulative      Annual
--------------------------------------------------------------------------------
Scudder Emerging Markets Growth Fund
--------------------------------------------------------------------------------
1 year                                     $  11,389        13.89%       13.89%
Life of Fund**                             $   9,893        -1.07%       -0.31%
--------------------------------------------------------------------------------
IFC Emerging Markets Investable Index*
--------------------------------------------------------------------------------
1 year                                     $  14,290        42.90%       42.90%
Life of Fund**                             $   8,833       -11.67%       -3.56%

* IFC Emerging Markets Investable Index is an unmanaged capitalization weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 8, 1996. Index comparisons begin May 31, 1996.


6 SCUDDER EMERGING MARKETS GROWTH FUND
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--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                        Yearly periods ended October 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

             IFC Emerging                     Scudder Emerging
                Markets                        Markets Growth
           Investable Index*                        Fund

                  7.08                              -3.24
                 13.51                              -9.97
                -28.54                             -29.04
                 13.89                              42.90

                                           1996**    1997     1998     1999
--------------------------------------------------------------------------------
Fund Total Return (%)                      7.08     13.51   -28.54    13.89

Index Total Return (%)                    -3.24     -9.97   -29.04    42.90

Net Asset Value ($)                       12.85     14.56    10.36    11.75

Income Dividends ($)                         --       .03      .06      .04

* IFC Emerging Markets Investable Index is an unmanaged capitalization weighted measure of stock markets in emerging market countries worldwide. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on May 8, 1996. Index comparisons begin May 31, 1996.

      Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.


                                          SCUDDER EMERGING MARKETS GROWTH FUND 7

Portfolio Summary
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                                                                October 31, 1999

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART REFLECTING THE INFORMATION LISTED
BELOW:

(Excludes 6% Cash Equivalents)                           Management continued to
                                                          raise its weighting in
    Pacific Basin                          30%         Asian countries that have
                                                                  demonstrated a
    Europe                                 27%          commitment to structural
                                                                         reform.
    Latin America                          20%

    Africa                                 18%

    Other                                   5%
----------------------------------------------
                                          100%
----------------------------------------------

--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART REFLECTING THE INFORMATION LISTED
BELOW:

(Excludes 6% Cash Equivalents)                         Over the last six months,
                                                        the Fund's weightings in
    Financial                              23%                the technology and
                                                          communications sectors
    Communications                         19%                    has increased.

    Consumer Staples                       18%

    Technology                             11%

    Consumer Discretionary                  5%

    Construction                            5%

    Energy                                  5%

    Metals & Minerals                       4%

    Health                                  3%

    Other                                   7%
----------------------------------------------
                                          100%
----------------------------------------------


8 SCUDDER EMERGING MARKETS GROWTH FUND

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Ten Largest Equity Holdings
--------------------------------------------------------------------------------

The Fund's top holdings reflect a focus on well-managed companies in countries that have exhibited favorable growth characteristics.

(24% of Portfolio)

1.    Samsung Electronics Co., Ltd.
      Electronic manufacturer in Korea

2.    Fomento Economico Mexicano S.A. de C.V.
      Producer of beer and soft drinks in Mexico

3.    Samsung Securities Co., Ltd.
      Securities company in Korea

4.    Hon Hai Precision Industry Co., Ltd.
      Manufacturer of electronic connectors, cable assemblies and memory chips in Taiwan

5.    Korea Telecom Corp.
      Telecommunication services in Korea

6.    Taiwan Semiconductor Manufacturing Co.
      Manufacturer of integrated circuits in Taiwan

7.    Egyptian Mobile Phone Network, Ltd.
      Cellular telecommunication services in Egypt

8.    Alpha Credit Bank A.E.
      Commercial bank in Greece

9.    Pliva D.D.
      Pharmaceutical company in Croatia

10.   Matav Rt
      Telecommunication services in Hungary

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                                          SCUDDER EMERGING MARKETS GROWTH FUND 9

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                October 31, 1999

We asked Joyce Cornell, lead portfolio manager of Scudder Emerging Markets Growth Fund, to discuss the recent market environment and the fund's current investment strategy.

            Q: How did the fund perform in the twelve-month period ended October 31, 1999?

            A: The fund's return rose 13.89% over the last twelve months, and has gained 3.70% since we last issued a report on April 30. In contrast, the fund's unmanaged benchmark, the IFC Emerging Markets Index, rose 42.90% and 7.26% over the same periods.

            Q: Why did the fund underperform over the period?

            A: The fund has lost considerable ground because of its discipline of investing in companies with strong fundamental merits. It is now clear that the tidal wave of liquidity released by major central banks last fall (to forestall a global financial meltdown) was a more important driver of stock prices than fundamentals. The wall of money found its way into the largest, most familiar companies across all of the global markets. In those countries with broken banking systems and overcapacity, the surge of liquidity went full force into the stock markets since the real economies could not absorb the capital, and banks were incapable of financial intermediation. On the individual stock level, consequently, the ability to absorb liquidity was a primary concern of investors, and fundamentals were of secondary importance. This description most aptly fits the stricken Asian economies. In hindsight, we did not sufficiently recognize the magnitude of the liquidity that was released.

            As money heads for the easy target of the large-cap stocks that are heavily represented in the Index, the momentum becomes self-reinforcing. Index stocks outperform, drawing more money to themselves, which further expands their investability and outperformance. Thai banks are a perfect example. They started the year insolvent by Western standards and became more insolvent as the year progressed. However, their dreadful fundamentals proved


10 SCUDDER EMERGING MARKETS GROWTH FUND

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            to be no impediment to 100% gains in their stock prices. At one point in the feeding frenzy, foreigners were willing to pay a 75% premium over the local share price to own a share of Bangkok Bank.

            Q: Do you see any signs that the emphasis on liquidity is waning?

            A: Yes, it appears as though a renewed focus on fundamentals has begun. This has arguably been triggered by the recent rate increases by the U.S. Federal Reserve, which are capping liquidity growth. Another contributing factor may be the realization that the road to structural reform in Asia is both difficult and bumpy. It is now evident that Southeast Asian countries are making very slow progress. These markets dropped significantly in the third quarter.

            We are aware that there may be an additional focus on liquidity in the months ahead if retail investors get the Y2K jitters. However, any further movement into the large-caps is not likely to come close to what we saw earlier this year. The ability of retail investors to generate cash is, after all, dramatically less than that of the G-7 Central Banks'.

            Looking beyond the New Year's noise, where does money go next? We firmly believe that fundamentals will matter again next year, primarily because there will not be a huge excess of liquidity looking for a home. Second, the optimists and momentum investors have seen some of the potholes in the road to structural reform, causing some of the momentum to reverse in the last three months. Third, many dramatic valuation anomalies have emerged. Astoundingly cheap companies in well-run economies are plentiful at this time. However, we have observed this condition earlier this year only to see many of these markets get cheaper. One can never call a reversal with certainty ahead of time, but with a curtailment of the liquidity that is necessary to maintain the momentum of the indices, a reversal cannot be far away. If liquidity shrinks, what can be easily sold? Index stocks, of course.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 11
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            Thus begins the unwinding of a self-feeding mechanism. Money comes out of index stocks, they fall, other investors then trim their benchmark holdings because they are "overweight," and the process unwinds. In our view, it is quite likely that in a year or two benchmarking will not be such a fad.

            Q: How is the fund currently positioned?

            A: The fund is positioned in the most attractive growth markets with the most compelling valuations. We favor markets that generate their own sources of liquidity, thus buffering them from contractions in global liquidity. Economies in the Middle East with large oil exports are a good example. Egypt, for example, started to perform well as soon as the price of oil began to rise, tacking on 10% over the final six weeks of the period. Nearly 11% of the fund's net assets are invested there, and we believe that Egypt's market could double from its recent lows over the next year. Three of our holdings recently reported earnings growth faster than 70% for the first half of 1999, but are still selling at less than ten times 2000 earnings.

            In Asia, we particularly like Korea, where we hold 15% of the fund's net assets. Korea, unlike its stricken Asian brethren, is making profound structural changes. The market sold off heavily in the third quarter over the potential effects of Daewoo's restructuring efforts on the financial sector. We believe that the anxiety is largely misplaced, and that this process will be responsibly managed. Investor confidence levels will likely be much higher by the end of the year. If the market continues to drop, we will add to the position. We just returned from our fourth trip to Korea this year, and are becoming more convinced that structural reform is opening huge growth potential in its economy, and is paving the way for a more efficient allocation of capital. Part and parcel of this is the newfound focus on profit growth among the companies in the vanguard of change.

            In Central Europe, the accession of new members to the EMU approaches with the milennium. As the better


12 SCUDDER EMERGING MARKETS GROWTH FUND

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            managed economies progressively converge their legal, regulatory, and monetary systems to Western European standards, their risk profiles converge as well. Portugal's and Greece's markets enjoyed huge re-ratings as they became viewed as developed, rather than developing, nations. We believe that the same phenomenon will occur in Hungary, Poland, and Estonia, our favored markets. Aiding the process will be the economic boost provided by stronger Western European economies. We believe that Central Europe is a truly leveraged play in the rebound Western Europe is now experiencing.

            Q: The fund remains underweight in Latin America. Why?

            A: We remain concerned about the large deficits that are weighing on Brazil, a country that is heavily represented in the benchmark index. The government has effectively managed the economy through the aftermath of the currency devaluation, but it has failed to address the issue of the country's growing trade and budget deficits. Since Brazil's savings rate is too low to make up for the shortfall, the economy is dependent on external sources to finance growth. This dynamic puts additional pressure on exchange rates and leaves highly-leveraged companies vulnerable to shifts in sentiment. Consequently, we have held on to a core holding of high quality companies that we believe will continue to flourish over the long term even in the face of economic volatility. However, we have generally found better investment opportunities elsewhere.

            Q: What would you tell investors at this point?

            A: We urge investors to maintain a focus on the long-term trends developing in emerging markets. We believe that over time, those markets that display strong, self-sustaining growth will shine. The massive discounts at which many of these markets trade, compared to both their own histories as well as global norms, are unsustainable. Once the emphasis on fundamentals returns, we feel that the fund will be well-positioned for outperformance.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 13

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Scudder Emerging Markets Growth Fund:
A Team Approach to Investing

Scudder Emerging Markets Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

[PHOTO]
Joyce E. Cornell

Lead portfolio manager Joyce E. Cornell has overall responsibility for the fund's day-to-day management and investment strategies. Ms. Cornell has been a portfolio manager with the Adviser since 1993, and joined the Adviser in 1991 after eight years of investment experience as a research analyst.

[PHOTO]
Tara C. Kenney

Portfolio manager Tara C. Kenney joined the Adviser in 1995 and has over eleven years of financial industry experience.

[PHOTO]
Andre J. DeSimone

Portfolio manager Andre J. DeSimone joined the Adviser in 1997 after three years as Chief Executive Officer of a stock brokerage company in Kenya. Mr. DeSimone also has six years of experience in investment banking.


14 SCUDDER EMERGING MARKETS GROWTH FUND
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Glossary of Investment Terms
--------------------------------------------------------------------------------

Currency Devaluation

A significant decline of a currency's value relative to other currencies, such as the U.S. dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

EMU (European Monetary Union)

The integration of European economies involving, among other changes, a move to a single currency for member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to ensure a strong common currency.

Fiscal Deficit

The difference between a country's income and its expenditures. Governments generally issue debt to finance this shortfall. A low rate of savings in a debtor nation means that investment from foreign sources will be required.

Fundamental Research

Analysis of companies based on the projected impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

Liquidity

A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time. A stock that is liquid has enough shares outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

Restructuring

The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 15

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Trade Deficit

The difference between the value of goods and services a country imports and the value of goods and services it exports. A deficit exists when the value of imports is greater than the value of exports. Such a condition is often considered to be a negative factor for the strength of the currency, since a deficit implies weaker demand for the currency of the country in question relative to its trading partners.

Weighting (over/under)

Refers to the allocation of assets -- usually in terms of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


16 SCUDDER EMERGING MARKETS GROWTH FUND

Investment Portfolio                                      as of October 31, 1999
--------------------------------------------------------------------------------

                                                                                                  Principal                 Market
                                                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.1%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette
   dated 10/29/1999 at 5.2%, to be repurchased at
   $4,149,797 on 11/1/1999, collateralized by a
   $4,152,000 U.S. Treasury Inflationary Index Note, 3.625%,                                                             -----------
   1/15/2008 (Cost $4,148,000) .....................................................               4,148,000               4,148,000
                                                                                                                         -----------
------------------------------------------------------------------------------------------------------------------------------------
Short Term Notes 2.0%
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.234%**, 11/1/1999                                                                    -----------
   (Cost $2,000,000) ...............................................................               2,000,000               2,000,000
                                                                                                                         -----------

                                                                                                     Shares
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stock 0.4%
------------------------------------------------------------------------------------------------------------------------------------
Thailand
Siam Commercial Bank Public Company Ltd., 5.250%                                                                         -----------
   (Provider of financial services) (Cost $236,077) ................................                 336,000                 380,583
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
Common Stocks 93.6%
------------------------------------------------------------------------------------------------------------------------------------
Bahrain 0.1%
Arab Insurance Group* (Insurance company) ..........................................                  81,690                  62,084
                                                                                                                         -----------
Botswana 0.3%
Sechaba Investment Trust Co. (Brewery) .............................................                 340,000                 346,766
                                                                                                                         -----------
Brazil 4.3%
Aracruz Celulose S.A. "B" (ADR) (Producer of eucalyptus
   kraft pulp) .....................................................................                  71,300               1,461,650
Companhia Paranaense de Energia -- Copel (pfd.) "B"   (ADR) (Electric power utility.                 100,000                 662,500
Companhia Vale do Rio Doce (pfd.) "A" (Diverse mining
   and industrial complex) .........................................................                  25,525                 501,852
Companhia Vale do Rio Doce (pfd.) (ADR) ............................................                   4,500                  89,578
Petroleo Brasileiro S.A. (pfd.) (Petroleum company) ................................               5,115,300                 815,349
Tele Centro Sul Participacoes S.A. (pfd.) (Provider of
   cellular telecommunication services) ............................................              15,000,000                 179,492
Tele Centro Sul Participacoes S.A. (pfd.) (ADR) ....................................                   6,060                 362,085

    The accompanying notes are an integral part of the financial statements.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 17

--------------------------------------------------------------------------------

                                                                                                                            Market
                                                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Telecomunicacoes de Minas Gerais S.A. (voting)*
   (Telecommunication services) ....................................................                  15,530                     131
Telecomunicacoes de Minas Gerais S.A. "B" (pfd.) ...................................                     395                       8
Telecomunicacoes de Minas Gerais S.A. "C"* (pfd.) ..................................                     395                       4
Votorantim Celulose e Papel S.A. (pfd.) (Producer and
   exporter of printing, writing and other special papers) .........................               9,500,000                 277,977
                                                                                                                         -----------
                                                                                                                           4,350,626
                                                                                                                         -----------
Bulgaria 0.1%
Bulgartabak Holdings* (Tobacco products) ...........................................                   6,500                  87,693
                                                                                                                         -----------
Canada 0.2%
Corriente Resources, Inc.* (Mining and processing of gold,
   bismuth, tin and tungsten in South America) .....................................                 325,900                 143,978
                                                                                                                         -----------
Chile 2.0%
Empresa Nacional De Telecom* (Telecommunication services) ..........................                  28,300                 104,681
Laboratorio Chile S.A. (ADR) (Manufacturer and distributor
   of off-patent pharmaceutical products) ..........................................                  20,750                 360,531
Vina Concha y Toro S.A. (ADR) (Wine producer) ......................................                  43,700               1,507,650
                                                                                                                         -----------
                                                                                                                           1,972,862
                                                                                                                         -----------
China 0.4%
Shanghai Petrochemical Co., Ltd. "H" (Manufacturer of
   petrochemical and petroleum products) ...........................................               1,884,000                 388,054
                                                                                                                         -----------
Croatia 2.1%
Pliva D.D. (GDR) (Pharmaceutical company) ..........................................                 183,720               2,002,548
                                                                                                                         -----------
Czech Republic 0.8%
Ceske Radiokomunikace (GDR)* (TV and radio signal
   transmission services) ..........................................................                  24,000                 768,000
                                                                                                                         -----------
Egypt 10.9%
Al Ahram Beverages Co. "S.A.E" (GDR)* (Beverage
   Producer) .......................................................................                  67,000               1,976,500
Commercial International Bank (Commercial bank) ....................................                  29,450                 352,885
Commercial International Bank (GDR) ................................................                  10,950                 135,233
EFG Hermes Holdings, S.A.E. (GDR) (Brokerage firm) .................................                  40,000                 494,000
Eastern Tobacco Co. (Maker of tobacco products) ....................................                  45,000               1,063,732
Egyptian Mobile Phone Network, Ltd.* (Cellular
   telecommunication services) .....................................................                  80,766               2,083,433
International Foods Co.* (Food producer) (b) .......................................                  34,000                 380,939

    The accompanying notes are an integral part of the financial statements.


18 SCUDDER EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

                                                                                                                            Market
                                                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Madinet Nasser City Housing Co. (Real estate
   development company) ............................................................                  27,340                 293,566
Misr International Bank (Commercial bank) ..........................................                  31,810                 681,736
Olympic Group Financial Investments (Through
   subsidiaries, manufactures and markets household
   appliances) .....................................................................                 125,000                 400,875
Orascom Construction Industries* (Construction
   company) ........................................................................                  16,080                 225,026
Orascom Hotel Holdings* (Operator of hotels) .......................................                 154,500                 363,503
Oriental Weavers Corp. (Carpet manufacturer) .......................................                  18,600                 325,364
Suez Cement Co. (Cement producer) ..................................................                  51,577                 842,224
Suez Cement Co. (GDR) ..............................................................                  24,600                 412,050
Torrah Portland Cement Co. (Cement producer) .......................................                  47,005                 945,582
                                                                                                                         -----------
                                                                                                                          10,976,648
                                                                                                                         -----------
Estonia 0.4%
AS Eesti Telekom (GDR) (Provider of telecommunication
   services) .......................................................................                  27,500                 435,875
                                                                                                                         -----------
Finland 0.8%
Nokia AB Oy (ADR) (Leading cellular telephone
   manufacturer) .................................................................                    7,300                  843,606
                                                                                                                         -----------
Ghana 0.5%
Social Security Bank Ltd. PLC (Full service commercial
   bank) .........................................................................                  804,000                  529,757
                                                                                                                         -----------
Greece 4.3%
Alpha Credit Bank A.E. (Commercial bank) .........................................                   26,833                2,058,443
Ethniki General Insurance Co. (Insurance and reinsurance
   company) ......................................................................                    8,800                  389,580
Ethniki General Insurance Co. (Rights) ...........................................                    8,800                   52,403
Hellenic Telecommunication Organization S.A. (OTE)
   (Telecommunication services) ..................................................                   30,700                  652,565
National Bank of Greece S.A. (Full service bank) .................................                   16,000                1,150,711
                                                                                                                         -----------
                                                                                                                           4,303,702
                                                                                                                         -----------
Hong Kong 0.7%
China Telecom Ltd., (ADR)* (Provider of cellular
   telecommunication services) ...................................................                   11,000                  742,500
Moulin International Holdings Ltd., Warrants*
   (Manufacturer of optical products) ............................................                  249,208                      321
                                                                                                                         -----------
                                                                                                                             742,821
                                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 19

--------------------------------------------------------------------------------

                                                                                                                            Market
                                                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Hungary 4.6%
Demasz RT (Distributor of electricity) ...........................................                    5,500                  394,160
Graboplast Rt* (Producer of home improvement materials,
   artificial leather and book bindings) .........................................                        2                       15
Magyar Olaj-es Gazipari Rt (Integrated domestic oil
   and gas company) ..............................................................                   27,200                  548,940
Matav Rt "B" (ADR) (Telecommunications company) ..................................                    6,700                  193,044
Matav Rt "A" (Telecommunication services) ........................................                  340,800                1,986,169
OTP Bank Rt (Savings and commercial bank) ........................................                   29,100                1,323,790
Pick Szeged Rt (Processor, marketer and distributor of
   meat products) ................................................................                    6,265                  215,719
                                                                                                                         -----------
                                                                                                                           4,661,837
                                                                                                                         -----------
India 2.3%
Bharat Heavy Electricals Ltd. (Manufacturer of heavy
   electrical equipment) .........................................................                   27,700                  170,972
Bharat Petroleum Corp. Ltd (Oil exploration and refining,
   manufacturer of petroleum products) ...........................................                   28,700                  191,686
Dr. Reddy's Laboratories Ltd. (Pharmaceutical
   company) ......................................................................                   11,500                  282,070
HDFC Bank Ltd. (Corporate banking and financial
   services) .....................................................................                   21,900                   45,949
Hindustan Petroleum Corp. Ltd (Oil refining, manufacturer
   of petroleum products) ........................................................                   87,600                  322,700
Housing Development Finance Corp. Ltd. (Housing
   finance provider to individuals, corporations and
   developers) ...................................................................                   14,000                   85,122
Satyam Computer Services Ltd. (Provider of software
   services) .....................................................................                   16,700                  489,231
Videsh Sanchar Nigam Ltd. (Telecommunication
   services) .....................................................................                   17,400                  527,971
Videsh Sanchar Nigam Ltd. (GDR) ..................................................                    9,900                  158,153
                                                                                                                         -----------
                                                                                                                           2,273,854
                                                                                                                         -----------
Indonesia 1.1%
Indonesia Satellite Corp. (ADR) (International
   telecommunication services) ...................................................                    5,400                   86,063
PT Bank Pan Indonesia, Warrants (expire 7/8/2002)*
   (Commerical bank) .............................................................                   22,294                      882
PT Indofood Sukses Makmur Tbk* (Manufacturer of food
   products) .....................................................................                  124,000                  147,165
PT Lippo Bank Tbk* (Commercial and foreign exchange
   bank) .........................................................................               11,500,000                  379,121
PT Ramayana Lestari Sentosa Tbk (Operator of department
   stores) .......................................................................                  700,000                  492,308
                                                                                                                         -----------
                                                                                                                           1,105,539
                                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.


20 SCUDDER EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

                                                                                                                            Market
                                                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Israel 0.7%
Check Point Software Technologies Ltd.* (Developer,
   marketer and supporter of management solutions for
   active networks) ..............................................................                    3,500                  404,906
Matav-Cable Systems Media Ltd. (Operator and provider
   of broadband cable television services) .......................................                   13,000                  300,316
                                                                                                                         -----------
                                                                                                                             705,222
                                                                                                                         -----------
Jordan 0.8%
Arab Bank PLC (Commercial bank) ..................................................                      630                  167,935
Aramex International Ltd.* (Express delivery and freight
   forwarding in the Middle East and India) ......................................                   17,700                  152,663
Hikma (Pharmaceutical company) (b) ...............................................                   68,000                  492,615
                                                                                                                         -----------
                                                                                                                             813,213
                                                                                                                         -----------
Kenya 1.7%
James Finlay PLC (Tea producer) ..................................................                  632,000                  769,238
Sasini Tea & Coffee Ltd. (Tea and coffee grower and
   processor) ....................................................................                  970,000                  671,191
Uchumi Supermarket Ltd. (Supermarket operator) ...................................                  470,000                  245,476
                                                                                                                         -----------
                                                                                                                           1,685,905
                                                                                                                         -----------
Korea 15.1%
Hankook Tire Manufacturing Co., Ltd. (Manufacturer of
   tires, tire tubes, batteries, and aluminum alloy wheels) ........................                      2                        7
Hite Brewery Co., Ltd.* (Brewery) ..................................................                 16,384                  573,679
Housing & Commercial Bank* (Bank) ..................................................                 32,210                  851,236
Korea Telecom Corp. (Telecommunication services) ...................................                 21,100                1,419,566
Korea Telecom Corp. (ADR) ..........................................................                 31,100                1,096,275
Korea Tobacco and Ginseng Corp. (Tobacco company) ..................................                 17,000                  463,443
Pohang Iron & Steel Co., Ltd. (Steel producer) (c) .................................                  7,180                  879,198
SK Telecom Co., Ltd. (Mobile telecommunication
   services) .......................................................................                    450                  519,592
Samchully (Producer and distributor of anthracite
   and gas) ........................................................................                 10,000                  383,493
Samsung Corp., Ltd.* (Trading company) .............................................                 72,800                1,153,147
Samsung Electro-Mechanics Co. (Electronics parts
   company) ........................................................................                 16,712                  808,083
Samsung Electronics Co., Ltd. (Electronics manufacturer) ...........................                 19,500                3,251,355
Samsung Securities Co., Ltd. (Securities company) ..................................                 70,518                2,469,159
Samsung Securities Co., Ltd. (Rights) (b) ..........................................                 16,924                  179,187
Shinhan Bank (GDR)* (Bank) .........................................................                 19,100                  408,263
Shinsegae Department Store Co. (Major department
   store chain) ....................................................................                 14,000                  769,154
Shinsegae Department Store Co. (Rights) ............................................                  2,447                   43,248
                                                                                                                         -----------
                                                                                                                          15,268,085
                                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 21

--------------------------------------------------------------------------------

                                                                                                                            Market
                                                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Mauritius 0.1%
New Mauritius Hotels Ltd. (Operator of hotels) .....................................                 55,300                   98,457
                                                                                                                         -----------
Mexico 10.2%
Consorcio ARA, S.A. de C.V.* (Low-income housing
   developer) ......................................................................                770,000                  867,402
Controladora Comercial Mexicana S.A. de C.V. "BC" (GDR)
   (Operator of supermarkets and warehouses) .......................................                 14,800                  244,200
Fomento Economico Mexicano S.A. de C.V. "B" (Producer
   of beer and soft drinks) ........................................................                957,500                3,110,255
Gruma S.A. de C.V. "B" (Producer and distributor of
   corn flour) .....................................................................                556,552                  727,776
Grupo Financiero Banorte S.A. de C.V. "O"* (Provider of
   financial services) .............................................................                820,700                1,025,341
Grupo Industrial Bimbo S.A. de C.V. "A" (Producer of
   bread and other baked goods) ....................................................                523,900                  962,165
Grupo Modelo S.A. "C" (Brewery) ....................................................                178,000                  435,502
Organizacion Soriana S.A. de C.V. "A" (Retailer) ...................................                179,600                  665,670
StarMedia Network, Inc.* (Online network across
   Latin America) ..................................................................                  1,800                   51,750
Telefonos de Mexico S.A. de C.V. "L" (ADR)
   (Telecommunication services) ....................................................                 20,400                1,744,200
Tubos de Acero de Mexico S.A. (ADR) (Manufacturer of
   various types of pipes, casings and tubing) .....................................                 41,700                  456,094
                                                                                                                         -----------
                                                                                                                          10,290,355
                                                                                                                         -----------
Morocco 0.9%
Omnium Nord Africaine (Diversified holding company) ................................                  1,050                  127,088
Societe des Brasseries du Nord Marocain (Distributor of
   beer and carbonated beverages) ..................................................                  1,600                  358,626
WAFABANK (Commercial bank) .........................................................                  4,107                  456,089
                                                                                                                         -----------
                                                                                                                             941,803
                                                                                                                         -----------
Nigeria 0.2%
First Bank of Nigeria plc* (Commerical bank) .......................................              2,500,000                  246,719
                                                                                                                         -----------
Oman 2.2%
Bank Muscat Al Ahli Al Omani* (Commercial bank) ....................................                  5,250                   60,683
Commercial Bank of Oman* (Commercial bank) .........................................                 17,000                   82,131
National Bank of Oman Ltd.* (Commercial bank) ......................................                119,553                1,226,599
Oman Cable Industry SAOG* (Manufacturer of electrical
   and power cables) (b) ...........................................................                 18,685                  184,426
Oryx Fund, Ltd.* (Mutual fund domiciled in Guernsey,
   investing in the Middle East) ...................................................                 52,275                  627,300
                                                                                                                         -----------
                                                                                                                           2,181,139
                                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.


22 SCUDDER EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

                                                                                                                            Market
                                                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Peru 2.1%
Cementos Lima S.A. "T" (Cement producer) ...........................................                 47,999                  764,184
Enrique Ferreyros y Cia. (Machinery manufacturer) ..................................              1,072,090                  584,329
Gitennes Exploration Inc.* (Exploration and development
   of gold mining properties in Peru) ..............................................                 54,000                    6,973
Minas Buenaventura S.A. "B" (Mining company) .......................................                 99,000                  812,220
                                                                                                                         -----------
                                                                                                                           2,167,706
                                                                                                                         -----------
Philippines 0.8%
Bank of the Philippine Islands (Commercial bank) ...................................                110,000                  290,773
International Container Terminal Services, Inc.*
   (Containerized cargo handling firm) .............................................              5,555,375                  533,371
                                                                                                                         -----------
                                                                                                                             824,144
                                                                                                                         -----------
Poland 7.3%
Central European Distribution Corp.* (Distributor of
   alcoholic beverages) ..........................................................                  36,200                   212,675
Cersanit-Krasnystaw S.A. "B" (Producer of ceramic
   sanitation and porcelain products) ............................................                 105,000                   374,511
Elektrim Spolka Akcyjna S.A.* (Manufacturer of power
   equipment, electrical machinery and apparatus) ................................                 113,300                   966,655
ITI Group S.A.* (Telecommunication services) (b) .................................                   4,100                   943,000
KGHM Polska Miedz S.A. (Producer of copper and silver) ...........................                     150                       853
Netia Holdings BV* (Telecommunication services) (b) ..............................                  96,742                 1,511,594
Netia Holdings BV "O"* (b) .......................................................                   8,729                   136,391
Netia Holdings BV "P"* (b) .......................................................                   7,330                   114,531
Netia Holdings BV "R"* (b) .......................................................                   3,980                    62,187
Orbis S.A.* (Hotel owner and operator) ...........................................                  68,800                   495,680
Telekomunikacja Polska S.A. (Owner and operator of
   telecommunication networks) ...................................................                 212,500                 1,082,770
Wielkopolski Bank Kredytowy S.A. (Commercial bank) ...............................                 236,000                 1,381,491
Zaklady Lentex S.A.* (Producer of PVC products used in
   cars, footwear, housing and public construction) ..............................                  25,800                   101,500
                                                                                                                         -----------
                                                                                                                           7,383,838
                                                                                                                         -----------
Portugal 0.5%
Jeronimo Martins SGPS, S.A. (Food producer and retailer) .........................                  11,500                   321,783
SIVA-SGPS S.A. (Importer of automobiles) .........................................                  15,600                   210,358
                                                                                                                         -----------
                                                                                                                             532,141
                                                                                                                         -----------
Russia 1.5%
LUKoil Holdings (ADR) (Extracter, transporter, refiner, and
   provider of oil and gas) ......................................................                  11,000                   352,000
Surgutneftegaz (ADR) (Extracter of oil and natural gas) ..........................                 126,900                 1,062,788

    The accompanying notes are an integral part of the financial statements.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 23

--------------------------------------------------------------------------------

                                                                                                                            Market
                                                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Vimpel-Communications SP (ADR)* (Cellular
   telecommunication services) ...................................................                   5,600                    94,500
                                                                                                                         -----------
                                                                                                                           1,509,288
                                                                                                                         -----------
Singapore 0.0%
Asia Pulp & Paper Co., Ltd. Warrants (expire 7/27/2000)*
   (Producer of paper and pulp) ..................................................                  15,280                    13,370
                                                                                                                         -----------
South Africa 1.1%
AngloGold Ltd. (Holding company for group of companies
   which mine gold) ..............................................................                   4,050                   228,828
Gencor Ltd. (Holding company with interests in precious
   metals mining) ................................................................                  38,900                   144,414
Gold Fields Ltd. (Gold mining company) ...........................................                  61,500                   294,407
Harmony Gold Mining Co., Ltd. (Gold mining company) ..............................                  70,313                   460,815
                                                                                                                         -----------
                                                                                                                           1,128,464
                                                                                                                         -----------
Sri Lanka 0.1%
Tea Plantations Investment Trust PLC (Trust investing in
   regional plantations) .........................................................                 100,700                    95,238
                                                                                                                         -----------
Taiwan 6.9%
Bank Sinopac (Commerical bank) ...................................................                 732,652                   413,445
Chinatrust Commercial Bank (Commerical bank) .....................................                 364,240                   334,155
Far East Textile Ltd. (Manufacturer of natural and synthetic
   textile products) .............................................................                 694,430                   950,134
Hon Hai Precision Industry Co., Ltd. (Manufacturer of
   electronic connectors, cable assemblies and memory
   chips) ........................................................................                 372,400                 2,547,629
President Chain Store Corp. (Operator of Seven-Eleven
   convenience stores) ...........................................................                  43,660                   123,189
Siliconware Precision Industries Co. (Manufacturer of
   packaging for integrated circuits) ............................................                 151,290                   271,864
Taiwan Semiconductor Manufacturing Co. (Manufacturer
   of integrated circuits) .......................................................                 486,760                 2,163,719
Yang Ming Marine Transport (Marine transportation) ...............................                 317,000                   176,888
                                                                                                                         -----------
                                                                                                                           6,981,023
                                                                                                                         -----------
Thailand 0.9%
Bangkok Bank Ltd.* (Foreign registered) (Commercial
   bank) .........................................................................                  75,100                   174,990
Siam Cement Co., Ltd.* (Foreign registered) (Construction
   materials and industrial conglomerate) ........................................                  14,600                   377,994
Siam Commercial Bank, Warrants (expire 5/10/2002)* ...............................                 451,500                   157,806
Thai Farmers Bank Public Co., Ltd.* (Foreign registered)
   (Commercial bank) .............................................................                 143,300                   202,197
                                                                                                                         -----------
                                                                                                                             912,987
                                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.


24 SCUDDER EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

                                                                                                                            Market
                                                                                                     Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Turkey 3.5%
Akbank A.S. (Banking and investment organization) ................................              55,921,000                   872,366
Koc Holding A.S. (Holding company with interests in the
   automotive and durable goods industries) ......................................               4,642,000                   468,284
Migros Turkey (Retailer) .........................................................               2,840,400                 1,225,915
Tupras-Turkiye Petrol Rafinerileri A.S. (Petroleum refinery) .....................              13,749,000                   915,132
                                                                                                                         -----------
                                                                                                                           3,481,697
                                                                                                                         -----------
Zimbabwe 1.1%
Delta Corp., Ltd. (Brewery) ......................................................                 902,031                   249,323
Meikles Africa Ltd. (GDR)* (Hotel operator) ......................................                 200,400                   200,400
Tanganda Tea Company Ltd. (Tea producer and
   distributor) ..................................................................               1,476,212                   673,630
                                                                                                                         -----------
                                                                                                                           1,123,353
                                                                                                                         -----------
------------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $89,365,220)                                                                                    94,380,397
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $95,749,297) (a)                                                              100,908,980
------------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

**    Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $95,837,776. At October 31, 1999, net unrealized appreciation for all securities based on tax cost was $5,071,204. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $16,306,562 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $11,235,358.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $4,004,871 (3.9% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1999 aggregated $4,259,374. These securities may also have certain restrictions as to resale.

(c) Security that has met the foreign-ownership limitation valued at a premium in good faith by the Valuation Committee of the Board of Directors. The cost of the security at October 31, 1999 was $674,263. The aggregate premium ($16,760) over the local share price ($862,438) for the security valued by the Valuation Committee was approximately 0.02% of the Fund's net assets at October 31, 1999.

    The accompanying notes are an integral part of the financial statements.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 25

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 1999
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments, at market (identified cost $95,749,297) ............ $ 100,908,980
Cash ............................................................       100,754
Foreign currency holdings, at market (identified
   cost $1,319,202) .............................................     1,324,545
Receivable for investments sold .................................     1,933,236
Dividends and interest receivable ...............................       274,197
Receivable for Fund shares sold .................................        15,744
Foreign taxes recoverable .......................................         3,525
Deferred organization expense ...................................         3,546
Other assets ....................................................           683
                                                                  -------------
Total assets ....................................................   104,565,210

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased ...............................       953,993
Payable for Fund shares redeemed ................................       343,528
Accrued management fee ..........................................       197,262
Other payables and accrued expenses .............................       430,431
                                                                  -------------
Total liabilities ...............................................     1,925,214
--------------------------------------------------------------------------------
Net assets, at market value                                       $ 102,639,996
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income ....       (64,694)
Unrealized appreciation (depreciation) on:
  Investments ...................................................     5,159,683
  Foreign currency related transactions .........................       (19,562)
Accumulated net realized loss ...................................   (44,940,124)
Paid-in capital .................................................   142,504,693
--------------------------------------------------------------------------------
Net assets, at market value                                       $ 102,639,996
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
   ($102,639,996 / 8,731,960 shares of capital stock              -------------
   outstanding, $.01 par value, 100,000,000 shares authorized) .. $       11.75
                                                                  -------------

    The accompanying notes are an integral part of the financial statements.


26 SCUDDER EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 1999
--------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes witheld of $131,249) ..........................    $  1,993,274
Interest ......................................................................         178,857
                                                                                   ------------
                                                                                      2,172,131
                                                                                   ------------
Expenses:
Management fee ................................................................       1,433,301
Services to shareholders ......................................................         733,096
Custodian and accounting fees .................................................         695,127
Directors' fees and expenses ..................................................          46,293
Registration fees .............................................................          30,124
Auditing ......................................................................          68,574
Reports to shareholders .......................................................         108,879
Legal .........................................................................          22,800
Amortization of organization expense ..........................................           5,159
Other .........................................................................          17,501
                                                                                   ------------
Total expenses before reductions ..............................................       3,160,854
Expense reductions ............................................................        (580,913)
                                                                                   ------------
Expenses, net .................................................................       2,579,941
-----------------------------------------------------------------------------------------------
Net investment income (loss)                                                           (407,810)
-----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ...................................................................     (11,270,440)
Foreign currency related transactions (including CPMF tax of $12,675) .........        (422,406)
                                                                                   ------------
                                                                                    (11,692,846)
                                                                                   ------------
Net unrealized appreciation (depreciation) during the period on:
Investments ...................................................................      26,772,206
Foreign currency related transactions .........................................         (17,972)
                                                                                   ------------
                                                                                     26,754,234
-----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                           15,061,388
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $ 14,653,578
-----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 27

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                      Years Ended October 31,
Increase (Decrease) in Net Assets                                                                  1999                    1998
------------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .....................................................           $    (407,810)           $     872,361
Net realized gain (loss) from investment transactions ............................             (11,692,846)             (33,020,863)
Net unrealized appreciation (depreciation) on investment
   transactions during the period ................................................              26,754,234              (26,379,850)
                                                                                             -------------            -------------
Net increase (decrease) in net assets resulting from operations ..................              14,653,578              (58,528,352)
                                                                                             -------------            -------------
Distributions to shareholders from net investment
   income ........................................................................                (211,905)                (862,031)
                                                                                             -------------            -------------
Distributions in excess of net investment income .................................                (175,892)                      --
                                                                                             -------------            -------------
Fund share transactions:
Proceeds from shares sold ........................................................              22,608,308               57,798,973
Net asset value of shares issued to shareholders in reinvestment of
   distributions .................................................................                 324,120                  731,288
Cost of shares redeemed ..........................................................             (59,509,301)             (94,348,182)
Redemption fees ..................................................................                 149,185                  385,726
                                                                                             -------------            -------------
Net increase (decrease) in net assets from Fund share transactions ...............             (36,427,688)             (35,432,195)
                                                                                             -------------            -------------
Increase (decrease) in net assets ................................................             (22,161,907)             (94,822,578)
Net assets at beginning of period ................................................             124,801,903              219,624,481
Net assets at end of period (including accumulated distributions in
   excess of net investment income of $64,694 and $609,346,                                  -------------            -------------
   respectively) .................................................................           $ 102,639,996            $ 124,801,903
                                                                                             -------------            -------------

Other Information
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period ........................................              12,048,140               15,080,532
                                                                                             -------------            -------------
Shares sold ......................................................................               2,001,721                4,313,252
Shares issued to shareholders in reinvestment of distributions ...................                  30,551                   52,272
Shares redeemed ..................................................................              (5,348,452)              (7,397,916)
                                                                                             -------------            -------------
Net increase (decrease) in Fund shares ...........................................              (3,316,180)              (3,032,392)
                                                                                             -------------            -------------
Shares outstanding at end of period ..............................................               8,731,960               12,048,140
                                                                                             -------------            -------------

    The accompanying notes are an integral part of the financial statements.


28 SCUDDER EMERGING MARKETS GROWTH FUND

Financial Highlights
--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

---------------------------------------------------------------------------------------------------------------
Years Ended October 31,                                            1999        1998        1997       1996(b)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 10.36     $ 14.56     $ 12.85     $ 12.00
                                                                 ----------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                      (.04)        .06         .02        (.02)
  Net realized and unrealized gain (loss) on investment
  transactions                                                      1.46       (4.23)       1.67         .86
                                                                 ----------------------------------------------
  Total from investment operations                                  1.42       (4.17)       1.69         .84
  Distributions to shareholders from net investment income          (.04)       (.06)       (.03)         --
  Redemptions fees                                                   .01         .03         .05         .01
Net asset value, end of period                                   $ 11.75     $ 10.36     $ 14.56     $ 12.85
                                                                 ==============================================
Total Return (%) (c)                                               13.89     (28.54)       13.51        7.08(d)**

Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               103         125         220          76
Ratio of operating expenses, net, to average daily net assets (%)   2.25        2.16        2.00        2.00*
Ratio of operating expenses, before expense reductions, to
average daily net assets (%)                                        2.77        2.31        2.33        3.79*
Ratio of net investment income (loss) to average daily net
assets (%)                                                          (.36)        .48         .11        (.32)*
Portfolio turnover rate (%)                                         63.6        44.8        61.5        19.5*

*     Annualized

**    Not annualized

(a)   Based on monthly average shares outstanding during the period.

(b)   For the Period May 8, 1996 (commencement of operations) to October 31,
      1996.

(c)   Total returns would have been lower had certain expenses not been reduced.

(d) Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 29

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                October 31, 1999

A. Significant Accounting Policies

Scudder Emerging Markets Growth Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Money market instruments purchase with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.


30 SCUDDER EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain
(loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain
(loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 31

--------------------------------------------------------------------------------

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $44,916,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2004 ($370,000), October 31, 2006 ($32,800,000), and October 31, 2007
($11,746,000), the respective expiration dates, whichever occurs first.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacoes Financieras (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.


32 SCUDDER EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

For the year ended October 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $69,186,330 and $101,252,064, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Adviser agreed to maintain the annualized expenses of the Fund at 2.25% until December 31, 1999. For the year ended October 31, 1999, the Adviser did not impose a portion of its management fee amounting to $580,913, and the amount imposed amounted to $852,388. In addition, during the year ended October 31, 1999, the Adviser reimbursed the Fund $111,078 for losses incurred in connection with equity securities trading.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended October 31, 1999, the amount charged to the Fund by STC aggregated $123,109, of which $30,858 is unpaid at October 31, 1999.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 33

--------------------------------------------------------------------------------

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1999, the amount charged to the Fund by SFAC aggregated $125,323, of which $19,079 is unpaid at October 31, 1999.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1999 the amount charged by SSC aggregated $345,907, of which $53,392 is unpaid at October 31, 1999.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended October 31, 1999, the Special Servicing Agreement expense charged to the Fund amounted to $170,134, of which $52,333 was unpaid at October 31, 1999.

The Fund pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 1999, Directors' fees and expenses aggregated $46,293.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.


34 SCUDDER EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------

E. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 35

Report of Independent Accountants
--------------------------------------------------------------------------------

      To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Growth Fund:

      In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Growth Fund (the "Fund") at October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

      Boston, Massachusetts                   PricewaterhouseCoopers LLP
      December 10, 1999


36 SCUDDER EMERGING MARKETS GROWTH FUND

Tax Information
--------------------------------------------------------------------------------
                                                                October 31, 1999

      The Fund paid foreign taxes of $131,249 and earned $131,249 of foreign source income during the year ended October 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended October 31, 1999.

      Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                                         SCUDDER EMERGING MARKETS GROWTH FUND 37

Officers and Directors
--------------------------------------------------------------------------------

Nicholas Bratt*
   o   President

Sheryle J. Bolton
   o   Director; Chief Executive Officer,
       Scientific Learning Corporation

William T. Burgin
   o   Director; General Partner,
       Bessemer Venture Partners

Keith R. Fox
   o   Director; Private Equity
       Investor

William H. Luers
   o   Director; Chairman and President,
       U.N. Association of America

Kathryn L. Quirk*
   o   Director, Vice President and
       Assistant Secretary

Joan E. Spero
   o   Director; President, Doris Duke
       Charitable Foundation

Thomas J. Devine
   o   Honorary Director; Consultant

William H. Gleysteen, Jr.
   o   Honorary Director; Consultant;
       Guest Scholar, Brookings
       Institution

William Nolen
   o   Honorary Director; Consultant

Robert G. Stone, Jr.
   o   Honorary Director; Chairman
       Emeritus and Director, Kirby
       Corporation

Elizabeth J. Allan*
   o   Vice President

Irene T. Cheng*
   o   Vice President

Joyce E. Cornell*
   o   Vice President

Susan E. Dahl*
   o   Vice President

Philip S. Fortuna*
   o   Vice President

Carol L. Franklin*
   o   Vice President

Edmund B. Games, Jr.*
   o   Vice President

Theresa Gusman*
   o   Vice President

Ann M. McCreary*
   o   Vice President

Sheridan P. Reilly*
   o   Vice President

Shahram Tajbakhsh*
   o   Vice President

John Millette*
   o   Vice President and Secretary

John R. Hebble*
   o   Treasurer

Richard W. Desmond*
   o   Assistant Secretary

Caroline Pearson*
   o   Assistant Secretary

*Scudder Kemper Investments, Inc.


38 SCUDDER EMERGING MARKETS GROWTH FUND

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds[
--------------------------------------------------------------------------------
 Money Market
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust
   Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
   Scudder Government Money Market
     Series -- Managed Shares*

 Tax Free Money Market+
   Scudder Tax Free Money Fund
   Scudder Tax Free Money Market
     Series -- Managed Shares*
   Scudder California Tax Free Money Fund**
   Scudder New York Tax Free Money Fund**

 Tax Free+
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund**
   Scudder Massachusetts Limited Term
     Tax Free Fund**
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**
   Scudder Ohio Tax Free Fund**

 U.S. Income
   Scudder Short Term Bond Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder Corporate Bond Fund
   Scudder High Yield Bond Fund

 Global Income
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

 Asset Allocation
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio

 U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund
   Scudder Real Estate Investment Fund

 U.S. Growth
 Value
   Scudder Large Company Value Fund
   Scudder Value Fund***
   Scudder Small Company Value Fund
   Scudder Micro Cap Fund
 Growth
   Scudder Classic Growth Fund***
   Scudder Large Company Growth Fund
   Scudder Select 1000 Growth Fund
   Scudder Development Fund
   Scudder 21st Century Growth Fund

 Global Equity
 Worldwide
   Scudder Global Fund
   Scudder International Value Fund
   Scudder International Growth and
     Income Fund
   Scudder International Fund++
   Scudder International Growth Fund
   Scudder Global Discovery Fund***
   Scudder Emerging Markets Growth Fund
   Scudder Gold Fund
 Regional
   Scudder Greater Europe Growth Fund
   Scudder Pacific Opportunities Fund
   Scudder Latin America Fund
   The Japan Fund, Inc.

 Industry Sector Funds
 Choice Series
   Scudder Financial Services Fund
   Scudder Heath Care Fund
   Scudder Technology Fund

 Preferred Series
   Scudder Tax Managed Growth Fund
   Scudder Tax Managed Small Company Fund


                                                SCUDDER GLOBAL DISCOVERY FUND 39

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs
   Traditional IRA
   Roth IRA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
     Scudder Horizon Plan**[[
     Scudder Horizon Advantage**[[[

 Education Accounts
   Education IRA
   UGMA/UTMA
--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The Korea Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder Global High Income Fund, Inc.
   Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

[ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*     A class of shares of the fund.

**    Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

[[ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

[[[ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


40 SCUDDER GLOBAL DISCOVERY FUND

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Convenient ways to invest, quickly and reliably

      Automatic Investment Plan

      A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

      Automatic Dividend Transfer

      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

      QuickBuy

      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

      Payroll Deduction and Direct Deposit

      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions

      Scudder Automated Information Line: SAIL(TM) -- 1-800-343-2890

      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

      Scudder's Web Site -- www.scudder.com

      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


                                                SCUDDER GLOBAL DISCOVERY FUND 41

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

Retirees and those who depend on investment proceeds can enjoy these convenient, timely, and reliable automated withdrawal programs

      Automatic Withdrawal Plan

      You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.

      Distributions Direct

      Automatically deposits your fund distributions into the bank for living expenses account you designate within three business days after each distribution is paid.

      QuickSell

      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services

      Call a Scudder representative at 1-800-SCUDDER

      Or visit our Web site at www.scudder.com

Please address all written correspondence to

      The Scudder Funds
      PO Box 2291
      Boston, Massachusetts
      02107-2291


42 SCUDDER GLOBAL DISCOVERY FUND

Notes
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, Massachusetts 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.